Exhibit 1

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Class A Common Stock, par value $0.0001, of AdaptHealth Corp., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below who is named as a reporting person therein in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: August 24, 2020

OEP AHCO INVESTMENT HOLDINGS, LLC

By:	/s/ Bradley J. Coppens
Name:	Bradley J. Coppens
Title:	Authorized Signatory

ONE EQUITY PARTNERS VII, L.P.
By:	OEP VII General Partner, L.P., its general partner
By:	OEP VII GP, L.L.C., its general partner

By:	/s/ Gregory Belinfanti
Name:	Gregory Belinfanti
Title:	Authorized Signatory

ONE EQUITY PARTNERS VII-A, L.P.
By:	OEP VII General Partner, L.P., its general partner
By:	OEP VII GP, L.L.C., its general partner

By:	/s/ Gregory Belinfanti
Name:	Gregory Belinfanti
Title:	Authorized Signatory

ONE EQUITY PARTNERS VII-B, L.P.
By:	OEP VII General Partner, L.P., its general partner
By:	OEP VII GP, L.L.C., its general partner

By:	/s/ Gregory Belinfanti
Name:	Gregory Belinfanti
Title:	Authorized Signatory

OEP VII PROJECT A CO-INVESTMENT PARTNERS, L.P.
By:	OEP VII General Partner, L.P., its general partner
By:	OEP VII GP, L.L.C., its general partner

By:	/s/ Gregory Belinfanti
Name:	Gregory Belinfanti
Title:	Authorized Signatory

OEP VII PROJECT A-I CO-INVESTMENT PARTNERS, L.P.
By:	OEP VII General Partner, L.P., its general partner
By:	OEP VII GP, L.L.C., its general partner

By:	/s/ Gregory Belinfanti
Name:	Gregory Belinfanti
Title:	Authorized Signatory

OEP VII GENERAL PARTNER, L.P.
By:	OEP VII GP, L.L.C., its general partner

By:	/s/ Gregory Belinfanti
Name:	Gregory Belinfanti
Title:	Authorized Signatory

OEP VII GP, L.L.C.

By:	/s/ Gregory Belinfanti
Name:	Gregory Belinfanti
Title:	Authorized Signatory

RICHARD CASHIN

/s/ Richard Cashin

DAVID HAN

/s/ David Han